UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               September 8, 2005

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction               (Commission                           (IRS Employer
       of Incorporation)                           File Number)                          Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 8, 2005, the Board of Directors of Inspire Pharmaceuticals, Inc. (the "Company"), upon recommendation of the Audit Committee of the Company, approved an amended and restated Code of Ethics and Conduct Relating to Financial Affairs (the "Code of Ethics") to add references to the Company's internal disclosure policy, add references to the Company's General Counsel and remove references to the Company's President. The Code of Ethics applies to all of the Company's directors, officers, and employees.

A copy of the Code of Ethics is available on the Company's website at www.inspirepharm.com under "Corporate Governance" at the tab entitled "Codes & Policies."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By: /s/ Christy L. Shaffer
Christy L. Shaffer
President and Chief Executive Officer

Dated: September 12, 2005